Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation those regarding Popular’s business, financial condition, results of operations and future plans, objectives, performance, earnings and expenses. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s (the “Corporation”) management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Form 10-K for the year ended December 31, 2022, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, in our earnings release for the quarter ended December 31, 2023, and in our Annual Report on form 10-K for the year ended December 31, 2023 to be filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements which speak as of their respective dates.

2023 Highlights

Financial Highlights

$ in millions, except ratios and EPS

Income Statement	2023	2022	Change
Net Income	$ 541	$ 1,103	$ (562)
Net Interest Margin	3.13%	3.11%	0.02%
Net Interest Margin FTE[1]	3.31%	3.46%	(0.15%)
Total Deposit Cost	1.68%	0.39%	1.29%
EPS	$ 7.53	$ 14.65	$ (7.12)
Financial Ratios			
ROA	0.76%	1.51%	(0.75%)
ROTCE	9.40%	21.13%	(11.73%)
Ending Balances			
Loans Held in Portfolio	$ 35,065	$ 32,078	$ 2,987
Total Assets	70,758	67,638	3,120
Total Deposits	63,618	61,227	2,391
Borrowings	1,078	1,400	(322)
Credit Quality			
Non Performing Loans	$ 358	$ 439	$ (81)
NPL Ratio	1.02%	1.37%	(0.35%)
NCO Ratio	0.44%	0.20%	0.24%
ACL-NPL Ratio	204%	164%	40%
Capital			
Common Equity Tier 1	16.30%	16.39%	(0.09%)
Tangible Book Value Per Share	$ 59.74	$ 44.97	$ 14.77

Annual Highlights

Highlights:

- Adjusted net income of $587 million, excluding the after-tax impact of $45 million of the FDIC Special Assessment
- Net interest income decreased $36 million, NIM improved 2 basis points (bps)
- Loans increased $3 billion
- Non-performing loans (NPLs) decreased $81 million
- NPLs to loans ratio down to 1.0% vs. 1.4% in 2022
- Deposits increased $2.4 billion, driven by P.R. government deposits and Popular Bank deposits
- Common Equity Tier 1 capital ratio decreased 9 bps to 16.30%
- Tangible book value per share increased $14.77 to $59.74
- Increased quarterly common stock dividend to $0.62 per share from $0.55

FDIC Special Assessment:

- Recorded an expense of $71 million ($45 million net of tax) related to the FDIC Special Assessment in the fourth quarter of 2023

Redemption of Senior Notes:

- In Q1 2023, issued $400 million aggregate principal amount of 7.25% Senior Notes due 2028. In Q3 2023, a portion of the net proceeds of this issuance was used to redeem, at par value, all outstanding $300 million aggregate principal amount of the 6.125% Senior Notes that were due September 2023

[1] FTE net interest margin represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission for the applicable periods for a GAAP to non-GAAP reconciliation. FTE stands for fully taxable-equivalent basis

3

Q4 2023 Highlights

Financial Highlights

$ in millions, except ratios and EPS

Income Statement	Q4 2023	Q3 2023	Change	Q4 2022
Net Income	$ 95	$ 137	$ (42)	$ 257
Net Interest Margin	3.08%	3.07%	0.01%	3.28%
Net Interest Margin FTE[1]	3.26%	3.24%	0.02%	3.64%
Total Deposit Cost	2.00%	1.84%	0.16%	0.89%
EPS	$ 1.31	$ 1.90	$ (0.59)	$ 3.56
Financial Ratios				
ROA	0.52%	0.75%	(0.23%)	1.44%
ROTCE	6.32%	9.36%	(3.04%)	19.23%
Ending Balances				
Loans Held in Portfolio	$ 35,065	$ 34,029	$ 1,036	$ 32,078
Total Assets	70,758	69,737	1,021	67,638
Total Deposits	63,618	63,338	280	61,227
Borrowings	1,078	1,098	(20)	1,400
Credit Quality				
Non Performing Loans	$ 358	$ 362	$ (4)	$ 439
NPL Ratio	1.02%	1.06%	(0.04%)	1.37%
NCO Ratio	0.66%	0.39%	0.27%	0.39%
ACL-NPL Ratio	204%	197%	7%	164%
Capital				
Common Equity Tier 1	16.30%	16.81%	(0.51%)	16.39%
Tangible Book Value Per Share	$ 59.74	$ 50.20	$ 9.54	$ 44.97

Quarter Highlights

Highlights:

- Adjusted net income of $140 million, excluding the after-tax impact of $45 million of the FDIC Special Assessment
- Net interest income remained flat, NIM increased 1 bp
- Loans increased $1 billion
- Non-performing loans decreased $4 million; NPLs to loans ratio down to 1.0% vs. 1.1% in Q3 2023
- Deposits increased $280 million, mainly in Popular Bank
- Common Equity Tier 1 capital ratio decreased 51 bps to 16.30% due to loan growth
- Tangible book value per share increased $9.54 to $59.74

FDIC Special Assessment:

- Recorded an expense of $71 million ($45 million net of tax) related to the FDIC Special Assessment in the fourth quarter of 2023

[1] FTE net interest margin represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission for the applicable periods for a GAAP to non-GAAP reconciliation. FTE stands for fully taxable-equivalent basis

4

Business Highlights BPPR Business Metrics $ in millions, except ratios Q4 2023 Q3 2023 Change Q4 2022 BPPR: Loans Held in Portfolio $ 24,478 $ 23,729 $ 749 $ 22,512 • Loans increased by $749 million QoQ across all business P.R. Government Deposits 18,068 17,750 318 15,833 segments: Total Deposits 53,133 53,839 (706) 53,178 ▪ Commercial loans by $511 million Borrowings 105 108 (3) 109 ▪ Mortgage loans by $103 million Net Interest Margin 3.19% 3.14% 0.05% 3.26% ▪ Auto loans and leases by $61 million Total Deposit Cost 1.79% 1.68% 0.11% 0.83% ▪ Credit cards portfolio by $58 million • Deposits decreased by $706 million from Q3 2023, driven by BPPR Customer Engagement commercial clients • NIM increased by 5 bps to 3.19% Q4 2023 Q3 2023 Change Q4 2022 • Total cost of deposits increased 11 bps to 1.79% in Q4 2023 Customers (in thousands) 2,012 2 ,009 3 1 ,978 1 Active Online Users 54% 54% 0% 54% • Total customers surpassed two million in 2023 Deposits Captured Through Earnings Digital Channels 62% 62% 0% 63% Popular Bank Popular Bank: $ in millions, except ratios Q4 2023 Q3 2023 Change Q4 2022 Loans Held in Portfolio $ 10,554 $ 10,267 $ 287 $ 9,531 • Loans increased $287 million QoQ, mainly commercial and Total Deposits 11,271 10,302 969 8,666 construction loans Borrowings 381 398 (17) 794 • Deposits increased $969 million in the quarter driven by an Net Interest Margin 2.72% 2.90% (0.18%) 3.55% increase in deposits gathered through the Popular Direct online Total Deposit Cost 3.17% 2.84% 0.33% 1.34% channel • Total deposit cost increased 33 bps to 3.17%. 1 Customers who have logged on to Popular’s web and/or mobile platform in the past 30 days 5

Financial Summary

(Unaudited) ($ in thousands)	Q4 2023	Q3 2023	Variance
Net interest income	$ 534,180	$ 534,020	$ 160
Provision for credit losses	78,663	45,117	33,546
Net interest income after provision for credit losses	$ 455,517	$ 488,903	$ (33,386)
Service charges on deposits	37,699	37,318	381
Other service fees	96,692	93,407	3,285
Mortgage banking activities	6,388	5,393	995
Other non-interest income	27,964	23,431	4,533
Total non-interest income	$ 168,743	$ 159,549	$ 9,194
Personnel costs	194,665	193,152	1,513
Net occupancy expenses	30,282	28,100	2,182
Equipment expenses	10,179	8,905	1,274
Professional fees	39,065	38,514	551
Technology and software expenses	76,772	72,930	3,842
Processing and transactional services	29,461	37,899	(8,438)
Business promotion	27,897	23,075	4,822
FDIC deposit insurance	81,385	8,932	72,453
Other real estate owned (OREO) income	(5,178)	(5,189)	11
Other operating expenses	46,617	36,666	9,951
Goodwill impairment charge	-	23,000	(23,000)
Total operating expenses	$ 531,145	$ 465,984	$ 65,161
Income before income tax	93,115	182,468	(89,353)
Income tax (benefit) expense	(1,479)	45,859	(47,338)
Net income	$ 94,594	$ 136,609	$ (42,015)
EPS	$ 1.31	$ 1.90	$ (0.59)
ROTE	6.32%	9.36%	(3.04%)

6

Net Interest Margin Dynamics 1 Total Loans and Deposits ($ in billions) $80 52% 54% 55% 52% 53% • Net interest margin of 3.08%; FTE net interest $70 margin of 3.26%, an increase of 2 bps $60 $64 $63 $64 $61 $61 • Money market and investment securities are 48% $50 of earning assets $40 $35 $30 $34 $33 $32 • FTE loan yield increased 17 bps QoQ to 7.41% $32 $20 • Total deposit cost increased 16 bps QoQ to 2.00% $10 $- Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Total Loans Total Deposits Loans to Deposits 1 Loan Yields, Deposit Cost and NIM (FTE) Money Market and Investment Securities ($ in billions) 7.41 7.24 7.15 6.97 50% 6.70 50% 51% 48% 48% $9 $6 3% $6 $6 $7 3.64 3.46 3.29 3.24 3.26 2.96% 3% 2.95% 2.00 3% 1.84 $27 $26 1.57 $26 $26 $25 1.28 0.89 3% 2.63% 2.70% 2.65% 3% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 3% Investment Securities Money Market and Investments Yield (FTE) Loan Yield (FTE) Total Deposit Cost Net Interest Margin (FTE) Money Market Investments Money Market and Investments to Earning Assets 2% 7 ¹ Balances are as of end of period

Deposit Mix and Historical Betas

- Total deposit cumulative beta of 36% at period end; total deposit beta at BPPR and PB of 32% and 56%, respectively
  - Excluding public sector, BPPR's cumulative beta at 7%
  - PB cumulative betas higher due to the competitive environment and an increased balance of online deposits
- High beta public sector deposits account for 29% of total deposits. P.R. public sector deposit betas are 100% with a quarter lag


Deposits by Type
76%
24%
Non-Int Bearing
Int Bearing


Retail Int Bearing Deposits
Current Cycle Cumulative Beta - 23% (P.R. 5% ; U.S. 72%)
Retail - Int Bearing
Fed Funds Target

Deposit Mix (by Type)

Deposit Mix	Retail	Commercial	Public	Wholesale
Non Int Bearing	9%	16%	0%	0%
Int Bearing	32%	9%	29%	5%


Commercial Int Bearing Deposits
Current Cycle Cumulative Beta - 22% (P.R. 14% ; U.S. 42%)
Commercial - Int Bearing
Fed Funds Target


Public Int Bearing Deposits
Market Linked Rate Minus a Spread; Expect 100% Beta with Lag
Public - Int Bearing
Fed Funds Target

8

Capital

- Robust regulatory capital levels
- Common Equity Tier 1 of 16.3% decreased 51 bps due to the increase in risk weighted assets resulting from loan growth during the quarter
- Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 39% of total assets
- TCE ratio[1] at 6.2% compared to 5.3% in Q3 2023; BPPR at 4.6% compared to 3.4% due to the decrease in unrealized losses on the investment portfolio
- Tangible book value per share at $59.74 compared to $50.20 in Q3 2023



Popular, Inc
16.8
16.3
16.9
16.4
18.7
18.1
8.4
8.5
5.3
6.2
Common Equity Tier 1 Capital
Tier 1 Risk-Based Capital
Total Risk-Based Capital
Tier 1 Leverage
TCE
BPPR
17.5
16.9
17.5
16.9
18.7
18.2
7.5
7.6
3.4
4.6
Common Equity Tier 1 Capital
Tier 1 Risk-Based Capital
Total Risk-Based Capital
Tier 1 Leverage
TCE
Popular Bank
14.2
13.8
14.2
13.8
14.9
14.4
11.6
11.2
12.6
11.9
Common Equity Tier 1 Capital
Tier 1 Risk-Based Capital
Total Risk-Based Capital
Tier 1 Leverage
TCE
Q3 2023
Q4 2023

Note: Current period ratios are estimated

[1] *TCE ratio is defined as the ratio of tangible common equity to tangible assets*

9

Non-Performing Assets

Q4 2023 vs Q3 2023 Variances:

- NPAs and NPLs decreased by $6 million and $4 million, respectively
  - NPL inflows increased by $18 million, mostly driven by a single commercial relationship in the P.R. commercial portfolio
  - P.R. NPLs at $329 million, or 1.3% of loans, down by $5 million, mainly driven by lower mortgage NPLs by $12 million, offset in part by higher consumer NPLs by $5 million
  - U.S. NPLs at $29 million, or 0.3% of loans, increasing by $1 million, mostly driven by higher commercial NPLs by $3 million



Non-Performing Assets
$633
$610
$570
$547
$529
$504
$472
$444
$438
0.8%
0.9%
0.8%
0.8%
0.8%
0.7%
0.7%
0.6%
0.6%
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
NPLs
OREO
NPL HFS
NPAs/Total Assets



Total NPL Inflows
$39
$44
$38
$35
$40
$51
$40
$37
$52
$15
$10
$11
$20
$12
$9
$9
$6
$9
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
U.S. Inflows
P.R. Inflows



Non-Performing Loans
$548
$520
$478
$453
$439
$412
$386
$362
$358
1.9%
1.8%
1.6%
1.4%
1.4%
1.3%
1.2%
1.1%
1.0%
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Commercial & Construction
Mortgage
Other
NPL/Loans

Dollars in millions
Differences due to rounding

10

NCOs and Allowance for Credit Losses

Q4 2023 vs Q3 2023 Variances:

- NCOs amounted to $57 million, increased by $24 million
  - BPPR's NCOs at $52 million, increased by $26 million:
    - Commercial: NCOs of $4 million, a variance of $14 million, due to an $11 million recovery in Q3
    - Consumer: higher by $11 million
  - Popular Bank's NCOs at $5 million, decreased by $2 million, driven by the commercial portfolio
  - NCO ratio at 0.66% vs. 0.39%
- ACL at $729 million, increased by $18 million
- ACL-to-Loans ratio at 2.08% vs. 2.09%
- ACL-to-NPLs at 204% vs. 197%



NCOs and NCO-to-Loan Ratio
($ in millions)
($8)
(0.11%)
$4
$6
$18
$31
$33
$24
$33
$57
0.66%
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
NCO
NCO%

ACL ($ in millions)	Balance 12/31/22	Accounting Guidance Adjustment	Reserve Build (Release)	Balance 09/30/23	Reserve Build (Release)	Balance 12/31/23	ACL/Loan 12/31/23
Commercial	$ 240	$ (2)	$ 7	$ 245	$ 26	$ 271	1.45%
Mortgage	135	(36)	(8)	92	(9)	83	1.08%
Leases	21	(0)	(10)	10	(0)	10	0.56%
Consumer:			-				
Credit Cards	59	-	14	73	8	80	7.09%
Personal Loans	121	(8)	16	129	(9)	120	5.96%
Auto	125	(0)	30	155	2	158	4.31%
Other	20	-	(12)	7	(0)	7	4.45%
Total Consumer	325	(8)	47	364	1	365	5.24%
Total ACL	$ 720	$ (46)	$ 36	$ 711	$ 18	$ 729	2.08%

Dollars in millions
Differences due to rounding

11

Allowance for Credit Losses – Q4 2023 Movement

ACL Movement:

- Moody's November 2023 baseline scenario shows a slight improvement in GDP growth for 2023 and 2024, with unemployment remaining consistent with prior quarters
- Economic scenario variance is driven by changes in income-based variables and the P.R. House Price Index (HPI)
- Commercial portfolio changes are mainly due to increases in specific reserves and loan growth
- Consumer portfolio changes are mainly driven by changes in credit quality

Economic Scenarios:

- Baseline scenario is assigned the highest probability, followed by the S3 (pessimistic) scenario
- Increase in forecasted GDP growth for P.R. driven by the strength of the P.R. Government Economic Activity Index
- Unemployment rate for P.R., near historical lows in 2023, expected to normalize through 2024 and 2025
- Reduction in 2024 U.S. GDP growth reflects the effects of the Fed's monetary policy. Baseline scenario does not include a recession
- Real GDP growth will be higher than previous forecast through next year before the persistence of high interest rates in 2025 weakens the outlook in 2025



ACL Movement
($ in millions)
$711
$(57)
$(4)
$(1)
$18
$63
$729
Q3 2023 ACL
NCOs
Economic Scenarios
Qualitative Reserves
Commercial Portfolio Changes
Consumer Portfolio Changes
Q4 2023 ACL

Economic Activity				
U.S.				
Projections at:	**Scenario Description**	**2023**	**2024**	**2025**
3Q23	Baseline	2.0%	1.3%	2.3%
	S1 - Stronger Growth		3.2%	2.5%
	S3 - Recession		-1.7%	1.4%
4Q23	Baseline	2.4%	1.7%	1.7%
	S1 - Stronger Growth		3.1%	2.7%
	S3 - Recession		-1.0%	0.3%
P.R.				
3Q23	Baseline	1.7%	0.9%	0.2%
	S1 - Stronger Growth		2.2%	0.3%
	S3 - Recession		-1.1%	-0.3%
4Q23	Baseline	2.0%	1.2%	0.1%
	S1 - Stronger Growth		2.2%	0.7%
	S3 - Recession		-0.6%	-0.7%

Unemployment Rates			
U.S.			
Projections at:	**2023**	**2024**	**2025**
3Q23 Baseline	3.6%	4.0%	4.2%
S1		3.1%	3.5%
S3		7.3%	7.2%
4Q23 Baseline	3.7%	4.0%	4.1%
S1		3.1%	3.2%
S3		6.7%	7.3%
P.R.			
3Q23 Baseline	6.1%	6.8%	7.8%
S1		6.2%	7.3%
S3		8.5%	9.6%
4Q23 Baseline	6.1%	6.8%	7.8%
S1		6.3%	7.2%
S3		8.3%	9.8%

12

Differences due to rounding

Driving Value

Franchise	• Market leader in Puerto Rico ▪ Substantial liquidity with diversified deposit base ▪ Well-positioned to take advantage of ongoing economic growth ▪ Focus on customer service supported by broad branch network ▪ Differentiated digital offering ▪ Diversified fee income driven by unmatched product breadth ▪ Strong risk-adjusted loan margins driven by a well-diversified portfolio • Mainland U.S. banking operation provides geographic diversification ▪ Commercial led strategy directed at small and medium sized businesses ▪ National niche banking focused on homeowners' associations, healthcare and non-profit organizations ▪ Branch footprint in South Florida and New York Metro
Transformation	• Broad-based multi-year, digital, technological and business process transformation • Implement more agile and efficient business processes across the entire company • Unlock opportunity for growth in our primary market and within our existing customer base
Milestones	• In 2023, we crossed a significant milestone in Puerto Rico, and now serve more than two million unique customers • In October we celebrated our 130th anniversary. Our history and legacy, which began in 1893, have made Popular a strong, vibrant organization, with deep-rooted values

13

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Corporate Structure

Franchise	
Industry	Financial Services
Headquarters	San Juan, Puerto Rico
Assets	$71 billion (among top 50 BHCs in the U.S.)
Loans	$35 billion
Deposits	$64 billion
Banking branches	153 in Puerto Rico, 40 in the U.S. (28 in New York and New Jersey and 12 in Florida) and 9 in the U.S. and British Virgin Islands
NASDAQ ticker symbol	BPOP
Market Cap	$5.9 billion

Summary Corporate Structure


POPULAR.
Assets = $71 billion
Banco Popular de Puerto Rico
Popular Securities LLC
Popular's Insurance Subsidaries
Popular North America, Inc.
Holding Companies (Including Equity Investments)
Popular Auto, LLC
Popular Bank[1]
Puerto Rico Operations
Assets = $57 billion
United States Operations
Assets = $14 billion

Selected equity investments:
Banco BHD León under Corporate segment

Banco BHD León

- Dominican Republic bank
- 15.84% stake
- 2022 net income of $175 million

16

Information as of December 31, 2023
[1] *Doing business as Popular*

2023 Financial Summary

(Unaudited) *($ in thousands)*	2023	2022	Variance
Net interest income	$ 2,131,524	$ 2,167,359	$ (35,835)
Provision for credit losses	208,609	83,030	125,579
Net interest income after provision for credit losses	$ 1,922,915	$ 2,084,329	$ (161,414)
Service charges on deposits	147,476	157,210	(9,734)
Other service fees	374,440	334,009	40,431
Mortgage banking activities	21,497	42,450	(20,953)
Other non-interest income	107,311	363,393	(256,082)
Total non-interest income	$ 650,724	$ 897,062	$ (246,338)
Personnel costs	778,045	719,764	58,281
Net occupancy expenses	111,586	106,169	5,417
Equipment expenses	37,057	35,626	1,431
Professional fees	161,142	172,043	(10,901)
Technology and software expenses	290,615	291,902	(1,287)
Processing and transactional services	138,070	127,145	10,925
Business promotion	94,926	88,918	6,008
FDIC deposit insurance	105,985	26,787	79,198
Other real estate owned (OREO) income	(15,375)	(22,143)	6,768
Other operating expenses	173,049	191,209	(18,160)
Goodwill impairment charge	23,000	9,000	14,000
Total operating expenses	$ 1,898,100	$ 1,746,420	$ 151,680
Income before income tax	675,539	1,234,971	(559,432)
Income tax expense	134,197	132,330	1,867
Net income	$ 541,342	$ 1,102,641	$ (561,299)
EPS	$ 7.53	$ 14.65	$ (7.12)
ROTE	9.40%	21.13%	(11.73%)

17

Q4 2023 vs. Q3 2023 Business Segments

(Unaudited)	BPPR			Popular U.S.		
($ in millions) **Financial Results**	Q4 2023	Q3 2023	Variance	Q4 2023	Q3 2023	Variance
Net interest income	$ 455	$ 454	$ 1	$ 86	$ 87	$ (1)
Provision for credit losses (benefit)	67	52	15	12	(7)	19
Net interest income after provision for credit losses (benefit)	388	402	(14)	74	94	(20)
Non-interest income	151	145	6	7	6	1
Operating expenses	458	383	75	74	84	(10)
Income before income tax	81	164	(83)	7	16	(9)
Income tax (benefit) expense	(4)	41	(45)	2	5	(3)
Net income	$ 85	$ 123	$ (38)	$ 5	$ 11	$ (6)

($ in millions) **Balance Sheet Highlights**	Q4 2023	Q3 2023	Variance	Q4 2023	Q3 2023	Variance
Total assets	$ 57,023	$ 57,039	$ (16)	$ 13,812	$ 12,807	$ 1,005
Total loans HIP	24,478	23,729	749	10,554	10,267	287
Total deposits	53,133	53,839	(706)	11,271	10,302	969

Asset Quality	Q4 2023	Q3 2023	Variance	Q4 2023	Q3 2023	Variance
Non-performing loans held-in-portfolio / Total loans held-in-portfolio	1.34%	1.41%	(0.07%)	0.27%	0.27%	0.00%
Non-performing assets / Total assets	0.72%	0.73%	(0.01%)	0.21%	0.22%	(0.01%)
Allowance for credit losses / Total loans held-in-portfolio	2.61%	2.63%	(0.02%)	0.85%	0.84%	0.01%

Net interest margin	3.19%	3.14%	0.05%	2.72%	2.90%	(0.18%)

18

2023 vs. 2022 Business Segments

(Unaudited)	BPPR			Popular U.S.		
($ in millions) **Financial Results**	2023	2022	Variance	2023	2022	Variance
Net interest income	$ 1,812	$ 1,823	$ (11)	$ 351	$ 373	$ (22)
Provision for credit losses	195	70	125	15	13	2
Net interest income after provision for credit losses	1,617	1,753	(136)	336	360	(24)
Non-interest income	587	680	(93)	25	32	(7)
Operating expenses	1,615	1,503	112	286	247	39
Income before income tax	589	930	(341)	75	145	(70)
Income tax expense (benefit)	117	148	(31)	19	(25)	44
Net income	$ 472	$ 782	$ (310)	$ 56	$ 170	$ (114)

($ in millions) **Balance Sheet Highlights**	2023	2022	Variance	2023	2022	Variance
Total assets	$ 57,023	$ 56,190	$ 833	$ 13,812	$ 11,558	$ 2,254
Total loans HIP	24,478	22,513	1,965	10,554	9,531	1,023
Total deposits	53,133	53,178	(45)	11,271	8,666	2,605

Asset Quality	2023	2022	Variance	2023	2022	Variance
Non-performing loans held-in-portfolio / Total loans held-in-portfolio	1.34%	1.79%	(0.45%)	0.27%	0.39%	(0.12%)
Non-performing assets / Total assets	0.72%	0.87%	(0.15%)	0.21%	0.33%	(0.12%)
Allowance for credit losses / Total loans held-in-portfolio	2.61%	2.73%	(0.12%)	0.85%	1.10%	(0.25%)

Net interest margin	3.20%	3.05%	0.15%	2.98%	3.68%	(0.70%)

19

Investment Portfolio

- Conservative investment portfolio, with the majority invested in short to intermediate U.S. Treasuries, which are tax exempt for P.R. corporations. The portfolio duration, including cash, is 2.2 years
- Unrealized loss in the AFS portfolio decreased by $491 million, driven by the MBS portfolio and the continuing rolldown of the U.S. Treasuries
- Market value of the HTM portfolio increased to $8.1 billion, $20 million lower than the book value

$ in millions		Q4 2023						Variance to Q3 2023	
	Description	Amortized Cost	% of Portfolio	Book Value	Gain / (Loss)	Yield	Maturity / WAL [1]	Amortized Cost	Gain / (Loss)
	Money Markets (Cash at Federal Reserve)	$6,992	21.9%	$6,992	$0	5.4%	-	$608	$0
AFS	U.S. T-bills	3,936	12.3%	3,936	1	5.2%	0.1	49	0
AFS	U.S. Treasuries	7,074	21.3%	6,811	(263)	1.4%	1.4	(753)	122
AFS	Agency MBS/CMO	7,089	18.7%	5,979	(1,110)	1.8%	7.5	(189)	370
	Total AFS	18,099	52.4%	16,727	(1,372)	2.4%	3.2	(893)	491
HTM	U.S. Treasuries [2]	8,780	25.4%	8,121	(658)	1.5%	3.4	(151)	44
HTM	Other	73	0.2%	73	-	1.9%	15.5	(0)	-
	Total HTM	8,853	25.6%	8,195	(658)	1.5%	3.5	(152)	44
	Total Trading	32	0.1%	32	0	5.1%	2.5	1	(0)
	Total Portfolio	$33,975	100.0%	$31,944	($2,031)	2.8%	2.6	($436)	$535



Maturities: US Treasury Notes (AFS & HTM)
1,200
1,000
800
600
400
200
-
$ Millions
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
Mar-26
Jun-26
Sep-26
Dec-26
Mar-27
Jun-27
Sep-27
Dec-27
Mar-28
Jun-28
Sep-28
Dec-28
Mar-29
Jun-29
Sep-29
T-Notes (Amortized Cost)



Maturity Profile
30%
25%
20%
15%
10%
5%
0%
16%
26%
18%
3%
1%
14%
5%
0%
1%
14%
0 - 3 yrs
4 - 5 yrs
6 - 7 yrs
8 - 10 yrs
U.S. T-bills
U.S. Treasuries - AFS
U.S. Treasuries - HTM
Agency MBS/CMO

[1] *Maturity expressed in years; In the case of mortgage-backed securities and CMO's, it represents the weighted average life of the bonds assuming market consensus prepayment speeds*

[2] *The book value includes $658 million of net unrealized loss which remains in Accumulated Other Comprehensive Income (AOCI) related to the securities transferred from available-for-sale securities portfolio to the held-to-maturity securities portfolio. At the time of transfer, the securities had an unrealized loss of $873 million, which will be amortized (back into capital) throughout their remaining life at a rate of approximately 5% per quarter through 2026.*

Differences due to rounding

20

P.R. Public Sector Exposure

The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of December 31, 2023, our direct exposure to P.R. municipalities was $333 million, flat QoQ

Municipalities

Obligations of municipalities are backed by real and personal property taxes, municipal excise taxes, and/or a percentage of the sales and use tax

Indirect Exposure

Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related

Outstanding P.R. government exposure ($ in millions)	Loans	Securities	Total
Municipalities	$ 314	$ 19	$ 333
Indirect Exposure	$ 191	$ 47	$ 238

21

Non-Owner Occupied CRE

Highlights:

- Non-Owner Occupied CRE (CRE NOO) properties concentrated in retail, hotels and office space
  - Office exposure is limited, representing only 1.8% of total loan portfolio and 13% of CRE NOO
  - Office space primarily comprised of mid-rise properties with diversified tenants across both regions. Average loan size of $2.0 million
- Strong loan growth in both regions:
  - P.R. loan balances increased $248 million YoY
  - U.S. loan balances increased by $340 million YoY
- Favorable credit risk profile with low level of NCOs, NPLs, criticized and classified loans
- Non-performing loans held-in-portfolio at $10 million in Q4 2024, decreasing by $6 million QoQ; NPLs to loans ratio at 0.2% in Q4 2023
- Allowance for credit losses to loans held-in-portfolio at 1.29% in Q4 2023 vs. 1.33% in Q3 2023
- ACL to NPLs increased to 664% in Q4 2023

Credit Metrics					
Metric	**Q4 22**	**Q1 23**	**Q2 23**	**Q3 23**	**Q4 23**
30-89 DPD/Loans	0.04%	0.44%	0.03%	0.08%	0.14%
NPL/Loans	0.56%	0.50%	0.49%	0.32%	0.19%
NCO Ratio	0.74%	-0.17%	0.03%	-0.02%	-0.02%
ACL/Loans	1.59%	1.54%	1.51%	1.33%	1.29%
ACL/NPL	284.88%	311.54%	310.98%	418.00%	663.73%
Classified Loans /Loans	2.05%	1.30%	1.22%	1.24%	1.75%

Differences due to rounding



Non-Owner Occupied CRE
$ in millions
$4,500
$1,742
$2,757
1.6%
0.6%
$4,651
$1,765
$2,885
1.5%
0.5%
$4,744
$1,838
$2,906
1.5%
0.5%
$5,035
$2,086
$2,949
1.3%
0.3%
$5,087
$2,082
$3,005
1.3%
0.2%
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
P.R.
U.S.
NPL/Loans
ACL/Loans



CRE NOO
Balance by property type
Retail 35%
Hotels 20%
Office Space 12%
Shelters 11%
Health Facility 6%
Mixed use 5%
Industrial 4%
Special Use 2%
Other 5%

Auto Portfolio

Highlights:

- Auto balances increased during the pandemic, but growth has moderated during recent quarters
- Delinquency and NCOs have been gradually increasing, but remain below pre-pandemic at Q4 2023
- FICO mix of originations have remained robust, with weighted-average FICO scores of approximately 731
- Current year originations were approximately 65%/35% split between new/used auto loans

Delinquency

($ in millions)

Avg. 2011-2019	12/31/2023
6.17%	4.73%



$2,918
4.6%
$135
$3,412
2.8%
$97
$3,430
2.6%
$90
$3,490
2.8%
$98
$3,529
3.6%
$128
$3,513
3.7%
$129
$3,518
3.2%
$113
$3,566
3.7%
$131
$3,633
4.2%
$153
$3,661
4.7%
$173
Q419
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Portfolio
30+ DPD
30+ DPD/Portfolio

FICO Mix of Originations

(% of Approved Amount)



715
719
719
723
720
721
729
732
731
100%
80%
60%
40%
20%
0%
700
600
500
400
300
200
100
0
2015: 58% 29% 9% 4%
2016: 60% 30% 7% 3%
2017: 60% 30% 6% 4%
2018: 60% 27% 7% 6%
2019: 58% 26% 9% 7%
2020: 61% 26% 7% 6%
2021: 65% 26% 4% 5%
2022: 66% 24% 3% 7%
2023: 66% 24% 4% 6%
700+
625-699
<625
No FICO
WA FICO

NCOs and NCO-to-Loan Ratio

($ in millions)

Avg. 2011-2019	YTD
1.88%	0.98%



2.44%
$18
$0
$5
$2
$7
$11
$7
$2
$10
$16
1.71%
Q419
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Auto Loans NCOs
NCO %

Differences due to rounding

23

Auto Leases Portfolio

Highlights:

- Auto lease balances have continued to increase since the pandemic
- Delinquency near pre-pandemic levels at Q4 2023
- NCOs increased in Q4 2023, surpassing pre-pandemic levels
- FICO mix of originations have remained robust, with weighted-average FICO scores of approximately 741

Delinquency

($ in millions)

Avg. 2011-2019	12/31/2023
2.06%	2.05%



$1,060
$1,381
$1,426
$1,480
$1,539
$1,586
$1,614
$1,662
$1,698
$1,732
1.8%
1.0%
1.1%
1.1%
1.5%
1.4%
1.3%
1.3%
1.7%
2.0%
$19
$14
$16
$17
$23
$21
$21
$22
$29
$35
Q419
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Portfolio
30+ DPD
30+ DPD/Portfolio

FICO Mix of Originations

(% of Approved Amount)



732
734
732
736
730
730
731
735
741
100%
80%
60%
40%
20%
0%
700
600
500
400
300
200
100
0
5%
22%
72%
4%
23%
73%
4%
23%
73%
3%
22%
75%
4%
26%
70%
4%
26%
70%
3%
26%
71%
2%
24%
74%
3%
19%
78%
2015
2016
2017
2018
2019
2020
2021
2022
2023
700+
625-699
<625
No FICO
WA FICO

NCOs and NCO-to-Loan Ratio

($ in millions)

Avg. 2011-2019	YTD
0.65%	0.42%



1.07%
$3
$1
($0)
$1
$1
$2
$0
$2
$1
$4
0.86%
Q419
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Leases NCOs
NCO %

24

Differences due to rounding

Credit Cards Portfolio

Highlights:

- Balances have been gradually increasing due to higher originations and increased usage post pandemic
- Delinquency and NCOs have been gradually increasing, surpassing pre-pandemic levels in Q4 2023
- FICO mix of originations have remained robust, with weighted-average FICO scores of approximately 750

Delinquency

($ in millions)

Avg. 2011-2019	12/31/2023
3.74%	4.09%



$1,124
3.4%
$39
Q419
$920
1.9%
$18
Q4 21
$916
2.0%
$19
Q1 22
$967
1.9%
$19
Q2 22
$989
2.2%
$22
Q3 22
$1,042
2.3%
$24
Q4 22
$1,046
2.4%
$25
Q1 23
$1,057
2.8%
$30
Q2 23
$1,077
3.4%
$37
Q3 23
$1,136
4.1%
$46
Q4 23
Portfolio
30+ DPD
30+ DPD/Portfolio

FICO Mix of Originations

(% of Approved Amount)



754
750
748
748
750
754
753
749
750
100%
80%
60%
40%
20%
0%
700
600
500
400
300
200
100
0
2015: 57% 38% 3% 2%
2016: 53% 41% 2% 4%
2017: 51% 44% 2% 3%
2018: 49% 44% 2% 5%
2019: 51% 43% 2% 4%
2020: 55% 42% 1% 2%
2021: 53% 45% 2%
2022: 49% 45% 3% 3%
2023: 50% 45% 3% 2%
750+
650-749
<650
No FICO
WA FICO

NCOs and NCO-to-Loan Ratio

($ in millions)

Avg. 2011-2019	YTD
3.67%	3.01%



3.21%
3.86%
$8
$3
$3
$4
$4
$5
$6
$7
$9
$11
Q419
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Credit Cards NCOs
NCO %

Differences due to rounding

25

P.R. Personal Loans Portfolio

Highlights:

- The portfolio balance has been steadily increasing due to higher originations
- Delinquency has increased gradually during 2023, but remains below pre-pandemic performance
- NCO rate has been increasing, surpassing Q4 2019 level
- FICO mix of originations have remained robust, with weighted-average FICO scores of approximately 738 in recent vintages, similar to pre-pandemic

Delinquency

($ in millions)

Avg. 2011-2019	12/31/2023
3.61%	2.97%



$1,368
$1,288
$1,303
$1,388
$1,518
$1,586
$1,613
$1,686
$1,763
$1,776
3.2%
2.9%
2.7%
2.6%
2.6%
2.5%
2.5%
2.6%
2.9%
3.0%
$43
$37
$36
$36
$39
$40
$41
$44
$51
$53
Q419
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Portfolio
30+ DPD
30+ DPD/Portfolio

FICO Mix of Originations

(% of Approved Amount)



740
743
738
736
741
746
740
738
738
100%
80%
60%
40%
20%
0%
700
600
500
400
300
200
100
0
3% 3% 3% 3% 2% 2% 1% 1%
5% 4% 4% 5% 3% 3% 3% 3% 3%
45% 44% 50% 49% 51% 46% 53% 56% 56%
47% 49% 43% 43% 44% 49% 43% 40% 41%
2015
2016
2017
2018
2019
2020
2021
2022
2023
750+
650-749
<650
No FICO
WA FICO

Differences due to rounding

NCOs and NCO-to-Loan Ratio

($ in millions)

Avg. 2011-2019	YTD
2.53%	3.70%



4.19%
4.60%
$14
$6
$5
$6
$8
$10
$12
$13
$17
$20
Q419
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Personal Loans NCOs
NCO %

26

Popular, Inc. Credit Ratings

Senior Unsecured Ratings		
Fitch	BBB-	Stable Outlook
S&P	BB+	Stable Outlook
Moody's	Ba1	Stable Outlook


2018
May
Fitch revised outlook to Positive
2019
April
Moody's upgrades to B1 from B2
S&P revised outlook to Positive
May
Fitch upgrades to BB from BB-
2020
March
S&P lowers outlook to Stable
2021
March
Moody's revised outlook to Positive
April
Moody's upgrades to Ba3 from B1
Fitch and S&P revised outlook to Positive
June
Fitch upgrades to BBB- from BB, revised outlook to Stable
2022
April
S&P upgrades to BB+ from BB-, revised outlook to Stable
September
Moody's upgrades to Ba1 from Ba3, revised outlook to Stable

27